Exhibit 10.1
Execution Version
EXCHANGE AGREEMENT
          EXCHANGE AGREEMENT (the “Agreement”), dated as of May 11, 2009, by and among Trico Marine Services, Inc., a Delaware corporation with headquarters located at 10001 Woodloch Forest Drive, Suite 610, The Woodlands, Texas 77380 (the “Company”), and                      (the “Investor”).
          WHEREAS:
          A. The Company, the Investor and certain other investors (the “Original Investors”) are parties to that certain Securities Purchase Agreement, dated as of May 14, 2008, as amended (the “Existing Securities Purchase Agreement”), pursuant to which the Original Investors purchased from the Company 6.50% Senior Convertible Debentures due 2028 (the “Existing Debentures”), which are convertible into shares (the “Existing Conversion Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”), pursuant to that certain indenture dated as of May 16, 2008, by and between the Company and Wells Fargo Bank, National Association, as trustee (such indenture, as modified by any supplement and amendment thereto as of the date hereof, the “Existing Indenture” and together with the Existing Debentures and the Existing Securities Purchase Agreement, the “Original Documents”).
          B. The Company and the Investor desire to enter into this Agreement, pursuant to which, among other things, on the Closing Date (as defined below), the Company and the Investor shall exchange the aggregate principal amount and accrued but unpaid interest in respect thereof (including the Interest Make-Whole) of the Investor’s Existing Debentures set forth opposite the Investor’s name in column (3) of the Schedule of Investors (the “Schedule of Investors”) attached hereto as Exhibit A (the “Existing Debenture Amount,” and such Existing Debentures being exchanged, the “Existing Exchanged Debentures”) for (x) an amount of cash as is set forth opposite the Investor’s name in column (6) of the Schedule of Investors (the “Cash Consideration”), (y) (A) if the Investor is not an Alien (as defined in the Company’s Certificate of Incorporation), such number of shares of Common Stock as is set forth opposite the Investor’s name in column (4) of the Schedule of Investors (the “Exchanged Common Shares”) or (B) if the Investor is an Alien, a penny warrant in the form attached hereto as Exhibit B (the “Exchanged Warrants,” and together with the Exchanged Common Shares, the “Exchanged Equity”) exercisable into the number of shares of Common Stock set forth opposite the Investor’s name in column (9) of the Schedule of Investors (the “Exchanged Warrant Shares”), and (z) a secured convertible debenture in an aggregate principal amount as is set forth opposite the Investor’s name in column (5) of the Schedule of Investors (the “Exchanged Debentures”), which shall be convertible into shares of Common Stock (the “Exchanged Conversion Shares”) pursuant to an indenture, by and between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”), in the form attached hereto as Exhibit C (the “Exchanged Indenture”).
          C. The exchange (the “Exchange”) of the Existing Exchanged Debentures of the Investor for the Cash Consideration, the Exchanged Equity and the

Exchanged Debentures is being made in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”).
          D. The Exchanged Debentures, the Exchanged Equity, the Exchanged Conversion Shares and the Exchanged Warrant Shares collectively are referred to herein as the “Securities.”
          E. Concurrently herewith certain of the Original Investors and certain other beneficial owners of Existing Debentures (the “Other Investors”, and collectively with the Investor, the “Participating Investors”) are entering into agreements identical to this Agreement (the “Other Agreements”) (other than proportional changes (the “Proportionate Changes”) in the numbers reflecting the different principal amount of the Investor’s Existing Debentures being exchanged pursuant thereto) with the Company.
          F. The Exchanged Debentures shall be senior secured obligations of the Company, shall rank senior to all other indebtedness with respect to the collateral described on Schedule I hereto (the “Collateral”) (other than indebtedness secured by Permitted Liens with respect to such Collateral), shall otherwise rank on parity in right of payment with all other senior indebtedness of the Company and shall rank senior in right of payment to all subordinated indebtedness of the Company; provided that the Exchanged Debentures shall be subordinated to the Existing Debentures. The Exchanged Debentures shall rank senior to all future indebtedness of the Company to the extent the future indebtedness is expressly subordinated to the Exchanged Debentures. The Exchanged Debentures will be secured by a perfected security interest, in the assets of the Company and its Subsidiaries described on Schedule I hereto, as evidenced by (a) a pledge agreement in the form attached hereto as Exhibit D (as amended or modified from time to time in accordance with its terms, the “Pledge Agreement”), (b) guarantees from certain Subsidiaries of the Company in the form attached hereto as Exhibit E (as amended or modified from time to time in accordance with its terms, the “Guarantees”), (c) that certain intercreditor agreement, by and among the Company, Trico Marine Assets, Inc., Trico Marine Operators, Inc., the Trustee and Nordea Bank Finland plc, New York Branch (the “Existing Secured Lenders”), in the form attached hereto as Exhibit F (as amended or modified from time to time in accordance with its terms, the “Intercreditor Agreement”), (d) certain mortgages with respect to the Collateral in the form attached hereto as Exhibit G (as amended or modified from time to time in accordance with its terms, the “Mortgages”), (e) assignments of earnings in the form of Exhibit H (as amended or modified from time to time in accordance with its terms, the “Assignments of Earnings”), (f) assignments of insurances in the form of Exhibit I (as amended or modified from time to time in accordance with its terms, the “Assignments of Insurances”), and (g) assignments of charters (existing or future) in the form of Exhibit B to any Assignment of Earnings (as amended or modified from time to time in accordance with its terms, the “Assignments of Charters” and, together with the Pledge Agreement, the Guarantees, the Intercreditor Agreement, the Mortgages, the Assignments of Earnings, the Assignments of Insurances and the Assignments of Charters and any ancillary documents related thereto, collectively the “Security Documents”).

          G. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to them in the Existing Securities Purchase Agreement.
          NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the Company and the Investor hereby agree as follows:
1.	EXCHANGE OF EXISTING EXCHANGED DEBENTURES AND ISSUANCE OF EXCHANGED EQUITY AND EXCHANGED DEBENTURE.
               (a) Exchange. Subject to satisfaction (or waiver) of the conditions set forth in Sections 3 and 4 below, at the closing of the transactions contemplated by this Agreement (the “Closing”), the Investor shall surrender to the Company by electronic delivery by Deposit/Withdrawal at Custodian (“DWAC”) the Existing Exchanged Debentures and the Company shall deliver to the Investor (i) the Cash Consideration by wire transfer on the Closing Date (as defined below), in U.S. dollars and immediately available funds, in accordance with the wire instructions of the Investor delivered to the Company on or prior to the Closing Date, (ii) the number of Exchanged Common Shares or Exchanged Warrants, as applicable, as is set forth opposite the Investor’s name in column (4) or column (5), respectively, of the Schedule of Investors by causing (A) in the case Exchanged Common Shares are being delivered, the Depository Trust Company (“DTC”) to credit the applicable Exchanged Common Shares to the account of the broker for the Investor set forth opposite the Investor’s name in column (8) of the Schedule of Investors (the “Investor Broker”), through the facilities of DTC, in accordance with the irrevocable written instructions attached hereto as Exhibit J (the “DTC Instructions”), or (B) in the case Exchanged Warrants are being delivered, the Exchanged Warrants in certificated form in the name the Investor shall request on or prior to the Closing, and (iii) the Exchanged Debentures in the manner set forth in Section 1(b) hereto.
               (b) Delivery of Exchanged Debentures. The Exchanged Debentures in the aggregate principal amount set forth opposite the Investor’s name in column (5) of the Schedule of Investors will be delivered to the Investor, or the Trustee as custodian for DTC, by causing DTC to credit such Exchanged Debentures to the account of the Investor through the facilities of DTC. The Exchanged Debentures will be evidenced by one or more global securities in definitive form (the “Global Debentures”) or by additional definitive securities and will be registered, in the case of the Global Debentures, in the name of Cede & Co. as nominee of DTC, and in the other cases, in such names and in such denominations as the Investor shall request prior to 9:30 a.m., New York City time, on the second Business Day preceding the Closing Date. If applicable, the Exchanged Debenture to be delivered to the Investor shall be made available to the Investor for inspection and packaging not later than 9:30 a.m., New York City time, on the Business Day immediately preceding the Closing Date.

               (c) Closing Date. The date and time of the Closing (the “Closing Date”) shall be 10:00 a.m., New York Time, on May 12, 2009, subject to notification of satisfaction (or waiver) of the conditions to the Closing set forth in Sections 3 and 4 below (or such earlier or later date as is mutually agreed to by the Company and the Investor). The Closing shall occur on the Closing Date at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022.
2.	REPRESENTATIONS; WARRANTIES AND COVENANTS
               (a) Investor Representations. The Investor hereby represents and warrants to the Company as to the Exchanged Equity, the Exchanged Debentures, the Exchanged Conversion Shares and the Exchanged Warrant Shares as of the date hereof and as of the Closing Date:
               (i) No Public Sale or Distribution. The Investor (A) is acquiring the Exchanged Equity and the Exchanged Debentures, (B) upon conversion of the Exchanged Debentures in accordance with the terms of the indenture entered into in connection therewith, will acquire the Exchanged Conversion Shares issuable upon conversion of the Exchanged Debentures and (C) if it receives Exchanged Warrants, upon exercise of the Exchanged Warrants in accordance with the terms of such warrants, will receive the Exchanged Warrant Shares issuable upon conversion of the Exchanged Warrants, in each case, for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempt from registration under the Securities Act. The Investor is acquiring the Securities hereunder in the ordinary course of its business. The Investor does not presently have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.
               (ii) Accredited Investor Status. The Investor is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D under the Securities Act and, unless the Investor is listed in Annex A hereto, a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act.
               (iii) Reliance on Exemptions. The Investor understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws, including Section 4(2) of the Securities Act, and that the Company is relying in part upon the truth and accuracy of, and the Investor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Securities.
               (iv) Information. The Investor and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the transactions contemplated hereby which have been requested by the Investor. The Investor and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by the Investor or its advisors, if any, or its representatives shall modify, amend or affect the Investor’s right to rely on the Company’s representations and warranties contained herein. The Investor understands that its investment in the Securities involves a high degree of risk. The Investor has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.
               (v) No Governmental Review. The Investor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.
               (vi) Validity; Enforcement. This Agreement and any other documents or agreements executed by the Investor in connection with the transactions contemplated hereunder (the “Investor Transaction Documents”) have been duly and validly authorized, executed and delivered on behalf of the Investor and shall constitute the legal, valid and binding obligations of the Investor enforceable against the Investor in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.
               (vii) No Conflicts. The execution, delivery and performance by the Investor of this Agreement and the Investor Transaction Documents and the consummation by the Investor of the transactions contemplated hereby and thereby will not (A) result in a violation of the organizational documents of the Investor or (B) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Investor is a party, or (C) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to the Investor, except in the case of clauses (B) and (C) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Investor to perform its obligations hereunder.
               (viii) Residency. The Investor is a resident of that jurisdiction specified below its address on the Schedule of Investors.

               (ix) No Transactions in Company Securities. Other than with respect to the transactions contemplated herein, during the period commencing with the time that the Investor was first contacted by the Company regarding the Exchange contemplated by this Agreement (the “First Contact Time”), through such time as the transactions contemplated by this Agreement are first publicly announced, neither the Investor nor any affiliate of the Investor which (x) had knowledge of the transactions contemplated hereby, (y) has or shares discretion relating to the Investor’s investments or trading or information concerning the Investor’s investments and (z) is subject to the Investor’s review or input concerning such affiliate’s investments or trading, has engaged, directly or indirectly, in any Trading Transaction in the securities of the Company or involving the Company’s securities. For the purpose of this Agreement, “Trading Transaction” includes, without limitation, (A) any hedging or other transaction which is designed to or could reasonably be expected to lead to or result in, or be characterized as, a sale, an offer to sell, a purchase, a solicitation of offers to buy, disposition of, loan, pledge or grant of any right with respect to any securities of the Company; (B) all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (whether or not such sale or position is “against the box”); and (C) except as contemplated in Section 2(c)(lix) below, all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and sales and other transactions through US broker dealers, non-US broker dealers or foreign regulated brokers involving securities of the Company. Notwithstanding the foregoing, if the Investor is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of the Investor’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of the Investor’s assets, the representation set forth above shall only apply with respect to (i) the portfolio manager, and the portion of assets managed by such portfolio manager, with investment authority over the Existing Exchanged Debentures and the Exchange (the “Securities Division”) and (ii) any other portfolio managers managing assets other than the assets of the Securities Division or any affiliate of the Investor which (x) had or has knowledge of the transactions contemplated hereby, (y) has or shares discretion relating to the investments of the Securities Division or trading or information concerning such investments and (z) is subject to the review or input of the Securities Division concerning its investments or trading.
               (x) Affiliate Status. The Investor represents and warrants either (A) that the Investor is not an “affiliate” of the Company within the meaning of Rule 144 under the Securities Act (“Rule 144”), nor has the Investor been an affiliate of the Company during the past 90 days, or (B) that (1) the Investor has owned the Existing Exchanged Debentures, both beneficially and of record, for not less than a period of six months preceding the Closing Date; full consideration for the Existing Exchanged Debentures was provided at least six months prior to the Closing Date; if the Investor was not the beneficial owner or record owner of the Existing Exchanged Debentures or did not pay full consideration for the Existing Exchanged Debentures for at least six months prior to the Closing Date, it represents that it has met the six-month holding period requirements set forth in Rule 144(d); (2) it does not know or have any reason to know that the Company has not complied with the reporting requirements contained in Rule 144(c)(1) and it is not aware of any non-public material adverse information about the Company; (3) neither the Investor nor any of its affiliates is, and for the three months immediately preceding the Closing Date, has been an officer, director or a “beneficial owner” of more than 10% of the shares of Common Stock (as defined for purposes of Rule 13d-3 of the Exchange Act); (4) neither the Investor nor any of its affiliates is, and for the three months immediately preceding the Closing Date, has been: (a) effecting or seeking, offering or proposing (whether publicly or otherwise) to effect, or cause or participate in or in any way assist any other person to effect or seek, offer or propose (whether publicly or otherwise) to effect or participate in (other than pursuant to agreements entered into with the Company), (i) any material acquisition of any securities (or beneficial ownership thereof) or assets of the Company or any of its subsidiaries out of the ordinary course of business , (ii) any tender or exchange offer, merger or other business combination involving the Company or any of its subsidiaries, (iii) any recapitalization, restructuring, liquidation, dissolution or other extraordinary transaction with respect to the Company or any of its subsidiaries, or (iv) any “solicitation” of “proxies” (as such terms are used in the proxy rules of the Commission) or consents to vote any voting securities of the Company; (b) forming, joining or in any way participating in a “group” (as defined under the Exchange Act) with respect to the Company; (c) otherwise acting, alone or in concert with others, to seek to control or influence the management, Board of Directors or policies of the Company; or (d) entering into any discussions or arrangements with any third party with respect to any of the foregoing; and (5) neither the Investor nor any of its affiliates is aware of any other facts and circumstances that would make the Investor or any of its affiliates an “affiliate” of the Company within the meaning of Rule 144.
               (xi) Evaluation. The Investor has evaluated the Exchange in light of the Investor’s financial situation and the Investor has relied on the Investor’s own investment, tax and other advisors in reaching a decision to enter into the Exchange with the Company.
               (xii) Reasonable Best Efforts. The Investor shall use its reasonable best efforts timely to satisfy each of the conditions to be satisfied by it as provided in Sections 3 and 4 of this Agreement.
               (b) Investor Representation Relating to Existing Securities Purchase Agreement. The Investor represents and warrants to the Company that on and after the Closing Date, the Company is under no obligation to comply with, and the Investor may not recover for, a breach of any covenant by the Company set forth in the Existing Securities Purchase Agreement that occurs on or after the Closing Date.

               (c) Company Representations. The Company hereby represents and warrants to the Investor that as of the date hereof and as of the Closing Date:
               (i) Rule 144A Eligibility Requirements.
     (1) When the Exchanged Debentures are issued and delivered pursuant to this Agreement, the Exchanged Debentures will not be of the same class (within the meaning of Rule 144A under the Securities Act) as securities of the Company that are listed on a United States national securities exchange or that are quoted in a United States automated inter-dealer quotation system.
     (2) The Exchanged Debentures satisfy the eligibility requirements of Rule 144(A)(d)(3) under the Securities Act.
               (ii) Investment Company. Neither the Company nor any of its Subsidiaries (as defined in the Exchanged Indenture) is, or after giving effect to the transactions contemplated hereby, including, without limitation, the Exchange and the conversion of the Exchanged Debentures into the Exchanged Conversion Shares in the manner contemplated by the Exchanged Indenture, will be, an “investment company” or a company “controlled” by, or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.
               (iii) Securities Act Exemption; No General Solicitation. Assuming that the Investor’s representations and warranties in Section 2 are true, the Exchange, the conversion of the Exchanged Debentures into the Exchanged Conversion Shares in the manner contemplated by the Exchanged Indenture and the exercise of the Exchanged Warrants for the Exchanged Warrant Shares in the manner contemplated by the Exchanged Warrant, are exempt from the registration requirements of the Securities Act. No form of general solicitation or general advertising within the meaning of Regulation D under the Securities Act was used by the Company or any of its Subsidiaries, or affiliates or representatives in connection with the transactions contemplated hereby, including, without limitation the Exchange and the conversion of the Exchanged Debentures into the Exchanged Conversion Shares in the manner contemplated by the Exchanged Indenture.
               (iv) Exchange Act Reports. During the year prior to the date hereof, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the Commission pursuant to the reporting requirements of the Exchange Act (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “Exchange Act Reports”). The Company has delivered to the Investor or its representatives true, correct and complete copies of each of the Exchange Act Reports not available on the EDGAR system that have been requested by the Investor. The Exchange Act Reports when filed with the Commission together, where applicable, with any amendments thereto, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and none of such reports when filed with the Commission contained an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading; and any further reports, when such reports are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.
               (v) Shipping Act. In connection with the operation by the Company or any of its Subsidiaries of United States flag vessels, the Company and such Subsidiaries are citizens of the United States within the meaning of Section 2 of the Shipping Act, 1916, as amended.
               (vi) Organization and Qualification. The Company and each of its Subsidiaries has been duly organized and is validly existing and in good standing as a corporation or other business entity under the laws of its jurisdiction of organization and is duly qualified to do business and in good standing as a foreign corporation or other business entity in each jurisdiction in which its ownership or lease of property or the conduct of its businesses requires such qualification, except where the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the condition (financial or otherwise), operations, results of operations, stockholders’ equity, properties, assets, business or prospects of the Company and its Subsidiaries individually or taken as a whole, or a material adverse effect on the performance by the Company of its obligations under this Agreement, the Exchanged Indenture, the Exchanged Debentures or the consummation of any of the transactions contemplated hereby or thereby (a “Material Adverse Effect”). The Company and each of its Subsidiaries has all power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged. The Company has no Subsidiaries except as set forth in Exhibit 21.1 to the Company’s Annual Report on Form 10-K for the most recent fiscal year. None of the Subsidiaries of the Company (other than Trico Marine Assets, Inc., Trico Marine Operators, Inc., Trico Supply AS and Trico Shipping AS (collectively, the “Significant Subsidiaries”)) is a “significant subsidiary” (as defined in Rule 1-02 of Regulation S-X).

               (vii) Equity Capitalization. As of the date hereof, the authorized capital stock of the Company consists of 55 million shares of all classes of stock, of which 50 million shares are Common Stock, of which as of the date hereof, 16,767,772 are issued and outstanding, 324,984 shares are reserved for issuance pursuant to the Company’s stock option and purchase plans and 2,075,976 shares are reserved for issuance pursuant to securities (other than the aforementioned options, the Existing Debentures, the Exchanged Debentures and the Exchanged Warrants and excluding shares, if any, that may be issued upon conversion of the 2027 Convertible Exchanged Debentures (as defined in the Exchanged Indenture) and the phantom stock units issued in connection with the Acquisition) exercisable or exchangeable for, or convertible into, Common Stock, and 5,000,000 shares are preferred stock, of which as of the date hereof, no shares are issued and outstanding. All of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable and were issued in compliance with federal and state securities laws and not in violation of any preemptive right, resale right, right of first refusal or similar right. All of the Company’s options, warrants and other rights to purchase or exchange any securities for shares of the Company’s capital stock have been duly authorized and validly issued and were issued in compliance with federal and state securities laws. All of the issued shares of capital stock of each Subsidiary of the Company have been duly authorized and validly issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims, except for such liens, encumbrances, equities or claims as would not, in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as set forth in the Exchange Act Reports or in other filings made by the Company with the Commission: (i) none of the Company’s capital stock is subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company; (ii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company or any of its Subsidiaries; (iii) there are no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness of the Company or any of its Subsidiaries or by which the Company or any of its Subsidiaries is or may become bound; (iv) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the Securities Act; (v) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (vi) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; (vii) the Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement; and (viii) the Company and its Subsidiaries have no liabilities or obligations required to be disclosed in the Exchange Act Reports but not so disclosed in the Exchange Act Reports, other than those incurred in the ordinary course of the Company’s or its Subsidiaries’ respective businesses and which, individually or in the aggregate, do not or would not have a Material Adverse Effect. True, correct and complete copies of the Company’s Certificate of Incorporation, as amended and as in effect on the date hereof (the “Certificate of Incorporation”), and the Company’s Bylaws, as amended and as in effect on the date hereof (the “Bylaws”), and the terms of all securities convertible into, or exercisable or exchangeable for, shares of Common Stock and the material rights of the holders thereof in respect thereto have been filed with the Commission.
               (viii) Authorization of Exchanged Indenture. The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under the Exchanged Indenture. The Exchanged Indenture has been duly and validly authorized by the Company, and upon its execution and delivery and (assuming due authorization, execution and delivery by the Trustee) will constitute the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law), public policy, applicable law relating to indemnification and contribution and by an implied covenant of good faith and fair dealing.
               (ix) Issuance of Exchanged Debentures. The Company has all requisite corporate power and authority to execute, issue, sell and perform its obligations under the Exchanged Debentures. The Exchanged Debentures have been duly authorized by the Company and, when duly executed by the Company in accordance with the terms of the Exchanged Indenture, assuming due authentication of the Exchanged Debentures by the Trustee, upon delivery to the Investor against payment therefore in accordance with the terms hereof, will be validly issued and delivered and will constitute valid and binding obligations of the Company entitled to the benefits of the Exchanged Indenture, enforceable against the Company in accordance with their terms, except as such enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law), public policy, applicable law relating to indemnification and contribution and by an implied covenant of good faith and fair dealing.

               (x) Issuance of Exchanged Conversion Shares. The Company has all the requisite corporate power and authority to reserve for issuance and to issue and deliver the Exchanged Conversion Shares issuable upon conversion of the Exchanged Debentures. The Exchanged Conversion Shares have been duly and validly authorized by the Company and when issued upon conversion of the Exchanged Debentures in accordance with the terms of the Exchanged Debentures, will be validly issued, fully paid and non-assessable, and the issuance of the Exchanged Conversion Shares will not be subject to any preemptive or similar rights.
               (xi) Issuance of Exchanged Common Shares. The Company has all the requisite corporate power and authority to issue and deliver the Exchanged Common Shares. The Exchanged Common Shares have been duly and validly authorized by the Company and when issued in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of the Exchanged Common Shares will not be subject to any preemptive or similar rights.
               (xii) Issuance of Exchanged Warrants. The Company has all requisite corporate power and authority to execute, issue, sell and perform its obligations under the Exchanged Warrants. The Exchanged Warrants have been duly authorized by the Company and, when duly executed by the Company, upon delivery to the Investor against payment therefore in accordance with the terms hereof, will be validly issued and delivered and will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as such enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law), public policy, applicable law relating to indemnification and contribution and by an implied covenant of good faith and fair dealing.
               (xiii) Issuance of Exchanged Warrant Shares. The Company has all the requisite corporate power and authority to reserve for issuance and to issue and deliver the Exchanged Warrant Shares issuable upon exercise of the Exchanged Warrants. The Exchanged Warrant Shares have been duly and validly authorized by the Company and when issued upon exercise of the Exchanged Warrants in accordance with the terms thereof, will be validly issued, fully paid and non-assessable, and the issuance of the Exchanged Warrant Shares will not be subject to any preemptive or similar rights.
               (xiv) Authorization of Agreement. The Company has all requisite corporate power and authorization to execute, deliver and perform its obligations under this Agreement. This Agreement has been duly and validly authorized by the Company and, when executed and delivered by the Company in accordance with the terms hereof, will be validly executed and delivered and (assuming the due authorization, execution and delivery hereof by the Investor)

will be the legally valid and binding obligation of the Company in accordance with the terms hereof, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditor’s rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law), public policy, applicable law relating to indemnification and contribution and by an implied covenant of good faith and fair dealing.
               (xv) Authorization of Security Documents. The Company has all requisite corporate power and authorization to execute, deliver and perform its obligations under the Security Documents to which it is a party. The Security Documents to which it is a party have been duly and validly authorized by the Company and, when executed and delivered by the Company in accordance with the terms thereof, will be validly executed and delivered and (assuming the due authorization, execution and delivery hereof by the Investor) will be the legally valid and binding obligations of the Company in accordance with the terms hereof, enforceable against the Company in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditor’s rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law), public policy, applicable law relating to indemnification and contribution and by an implied covenant of good faith and fair dealing.
               (xvi) No Conflicts. The Company represents and warrants to the Investor that the execution and delivery of this Agreement and the consummation of the transactions contemplated herein and the fulfillment of the terms hereof and thereof, do not (i) conflict with or result in a breach or violation of any of the terms or provisions of, impose any lien, charge or encumbrance upon any property or assets of the Company or its Subsidiaries, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, any indenture, mortgage, deed of trust, loan agreement, license, lease or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject or give to others any rights of termination, amendment, acceleration or cancellation of, the Existing Securities Purchase Agreement, including, without limitation Section 4(v) thereof; provided, however, that this clause (i) shall not apply to the Original Documents; (ii) result in any violation of the provisions of the charter or by-laws or similar organizational document of the Company or any of its Subsidiaries or (iii) result in any violation of any statute or any judgment, order, decree, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries or any of their properties or assets.

               (xvii) Consents. No consent, approval, authorization or order of, or filing, registration or qualification with any court or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries is required for the transactions contemplated hereby, including, without limitation, the Exchange and the conversion of the Exchanged Debentures into the Exchanged Conversion Shares in the manner contemplated by the Exchanged Indenture, the execution, delivery, issuance and performance by the Company of the Exchanged Debentures, the Exchanged Indenture and this Agreement, and such consents, approvals, authorizations, orders, filings, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Investor. The Company and its Subsidiaries are unaware of any facts or circumstances which might prevent the Company from obtaining or effecting any of the registration, application or filings pursuant to the preceding sentence. The Company is not in violation of the requirements of The NASDAQ Global Select Market (the “Principal Market”) and has no knowledge of any facts that could reasonably be expected to lead to delisting or suspension of the Common Stock in the foreseeable future.
               (xviii) No Integrated Offering. Neither the Company nor any other Person acting on behalf of the Company has offered, sold or issued to any Person any securities that would be integrated with the offering of the Securities contemplated by this Agreement pursuant to the Securities Act, the rules and regulations thereunder or the interpretations thereof by the Commission.
               (xix) No Interference with Business. Except as set forth in Exchange Act Reports, neither the Company nor any of its Subsidiaries has sustained, since the date of the latest audited financial statements, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, and, since such date, there has not been any change in the capital stock or long-term debt of the Company or any of its Subsidiaries or any adverse change in or affecting the condition (financial or otherwise), results of operations, stockholders’ equity, properties, management or business of the Company and its subsidiaries, taken as a whole, in each case except as would not, in the aggregate, reasonably be expected to have a Material Adverse Effect.
               (xx) Financial Statements. As of their respective dates, the financial statements of the Company included in the Exchange Act Reports complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission with respect thereto as in effect as of the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial condition of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). There is no transaction, arrangement, or other relationship between the Company and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its Exchange Act Reports and is not so disclosed or that otherwise would be reasonably likely to have a Material Adverse Effect.
               (xxi) Accountants. PricewaterhouseCoopers LLP, who have certified certain financial statements of the Company included in the Exchange Act Reports, were independent public accountants as required by the Securities Act and the rules and regulations thereunder during the periods covered by the financial statements on which they reported contained or incorporated by reference in the Exchange Act Reports.
               (xxii) Title. The Company and each of its Subsidiaries has good and marketable title to all real and personal property owned by them, in each case free and clear of all liens, encumbrances and defects, except such as are described in the Exchange Act Reports or where the existence of such liens would not reasonably be expected to have a Material Adverse Effect; and all assets held under lease by the Company or any of its Subsidiaries are held by them under valid, subsisting and enforceable leases, except as described in the Exchange Act Reports or where such invalidity or unenforceability would not reasonably be expected to have a Material Adverse Effect.
               (xxiii) Insurance. The Company and each of its Subsidiaries carry, or are covered by, insurance from insurers of recognized financial responsibility in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries. All policies of insurance of the Company and its Subsidiaries are in full force and effect; the Company and its Subsidiaries are in compliance with the terms of such policies in all material respects; and neither the Company nor any of its subsidiaries has received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made to continue such insurance. Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect. Schedule II sets forth a list of all insurance relating to the Mortgaged Vessels (as defined below) maintained by the Company and each Guarantor (as defined in the Exchanged Indenture) as of the date hereof, with the amounts insured (and any deductibles) set forth therein.

               (xxiv) Regulatory Permits. The Company and each of its Subsidiaries have such permits, licenses, patents, franchises, certificates of need and other approvals or authorizations of governmental or regulatory authorities (“Permits”) as are necessary under applicable law to own their properties and conduct their businesses in the manner described in the Exchange Act Reports, except for any of the foregoing that would not reasonably be expected to have a Material Adverse Effect; each of the Company and its Subsidiaries has fulfilled and performed all of its obligations with respect to the Permits, and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other impairment of the rights of the holder or any such Permits, except for any of the foregoing that would not reasonably be expected to have a Material Adverse Effect.
               (xxv) Legal Proceedings.
     (1) Except as described in the Exchange Act Reports, there are no legal or governmental proceedings pending against or affecting the Company or any of its Subsidiaries, the Common Stock, any property or assets of the Company or any of its Subsidiaries or any of the Company’s or its Subsidiaries’ officers or directors in their capacities as such, whether of a civil or criminal nature or otherwise that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and to the Company’s knowledge, no such proceedings are threatened or contemplated by any governmental authority or other Person.
     (2) Except as described in the Exchange Act Reports, there are no legal or governmental proceedings or contracts or other documents that would be required to be described in a registration statement filed under the Securities Act or, in the case of documents, would be required to be filed as exhibits to a registration statement of the Company pursuant to Item 601(b)(10) of Regulation S-K. Neither the Company nor any of its Subsidiaries has knowledge that any other party to any such contract, agreement or arrangement has any intention not to render full performance as contemplated by the terms thereof.
               (xxvi) Transactions with Affiliates. Except as set forth in the Exchange Act Reports, no relationship, direct or indirect, that would be required to be described in a registration statement of the Company pursuant to Item 404 of Regulation S-K, exists between or among the Company, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company, on the other hand.

               (xxvii) Employee Relations.
     (1) No labor disturbance by the employees of the Company or any of its Subsidiaries exists or, to the knowledge of the Company and each of its Subsidiaries, is imminent that would reasonably be expected to have a Material Adverse Effect. None of the Company’s or its Subsidiaries’ U.S. employees are represented by labor unions nor are they employed pursuant to collective bargaining agreements or similar arrangements. The Company’s or its Subsidiaries’ Norwegian and United Kingdom seamen work under union contracts, and their seamen in Brazil are covered by separate collective bargaining agreements. The Company and its Subsidiaries believe that their relations with their employees are good. No executive officer of the Company or any of its Subsidiaries (as defined in Rule 501(f) of the Securities Act) has notified the Company or any such Subsidiary that such officer intends to leave the Company or any such Subsidiary or otherwise terminate such officer’s employment with the Company or any such Subsidiary. To the Company’s knowledge, no executive officer of the Company or any of its Subsidiaries is in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, except for such violations as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
     (2) The Company and its Subsidiaries are in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company and each of its Subsidiaries are in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Company or any of its Subsidiaries would have any liability; the Company and its Subsidiaries have not incurred and do not expect to incur liability under (i) Title

IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”); each “pension plan” for which the Company and its Subsidiaries would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification; and the Company and each of its Subsidiaries have not incurred any unpaid liability to the Pension Benefit Guaranty Corporation (other than for payment of premiums in the ordinary course of business).
               (xxviii) Taxes. The Company and each of its Subsidiaries (i) has filed all federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof, subject to permitted extensions, (ii) has paid all taxes due thereon except in each case as would not reasonably be expected to have a Material Adverse Effect, (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. No tax deficiency has been determined adversely to the Company or any of its Subsidiaries, nor does the Company have any knowledge of any tax deficiencies that would, in the aggregate, reasonably be expected to have a Material Adverse Effect.
               (xxix) Absence of Certain Changes. Except as disclosed in the Exchange Act Reports, since December 31, 2008, there has been no material adverse change and no material adverse development in the business, assets, properties, operations, condition (financial or otherwise) or results of operations of the Company or its Subsidiaries. Except as disclosed in the Exchange Act Reports, since December 31, 2008, neither the Company nor any of its Subsidiaries has (i) declared or paid any dividends on its or their capital stock, (ii) sold any material assets outside of the ordinary course of business, other than the sale of the vessel Northern Gambler and related assets or (iii) had material capital expenditures outside of the ordinary course of business. Neither the Company nor any of its Subsidiaries has taken any steps to seek protection pursuant to any bankruptcy law nor does the Company have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. The Company and its Subsidiaries, individually and on a consolidated basis, are not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at the Closing will not be, Insolvent (as defined below). For purposes of this Section 2(c)(xxix), “Insolvent” means, with respect to any Person (i) the present fair saleable value of such Person’s assets is less than the amount required to pay such Person’s total Indebtedness, (ii) such Person is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, (iii) such Person intends to incur or believes that it will incur debts that would be beyond its ability to pay as such debts mature or (iv) such Person has unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.
               (xxx) Books and Records. The Company and each of its Subsidiaries (i) makes and keeps accurate books and records and (ii) maintains and has maintained effective internal control over financial reporting as defined in Rule 13a-15 under the Exchange Act and a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorization, (B) transactions are recorded as necessary to permit preparation of its or their financial statements in conformity with accounting principles generally accepted in the United States and to maintain accountability for its assets and liabilities, (C) access to its assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization and (D) the reported accountability for its assets and liabilities is compared with existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any differences.
               (xxxi) Conduct of Business. Neither the Company nor any of its Subsidiaries (i) is in violation of its charter or by-laws or any certificate of designation, preferences or rights of any other outstanding series of preferred stock of the Company (or similar organizational documents), (ii) is in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant, condition or other obligation contained in any indenture, mortgage, deed of trust, loan agreement, license or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) is in violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over it or its property or assets or has failed to obtain or maintain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, except in the case of clauses (ii) and (iii), to the extent any such conflict, breach, violation or default would not, in the aggregate, reasonably be expected to have a Material Adverse Effect. During the two (2) years prior to the date hereof, (i) the Common Stock has been designated for quotation on the Principal Market, (ii) trading in the Common Stock has not been suspended by the Commission or the Principal Market and (iii) the Company has received no communication, written or oral, from the Commission or the Principal Market regarding the suspension or delisting of the Common Stock from the Principal Market.
               (xxxii) Foreign Corrupt Practices. Neither the Company nor any of its Subsidiaries, nor any director, officer, agent, employee or other Person associated with or acting on behalf of the Company or any of its Subsidiaries, has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.
               (xxxiii) Environmental Laws. The Company and each of its Subsidiaries are, and at all times prior were, (i) in compliance with any and all applicable federal, state, local and foreign laws, regulations, ordinances, rules, orders, judgments, decrees, permits or other legal requirements relating to the protection of human health and safety, the environment, natural resources or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), which compliance includes obtaining, maintaining and complying with all permits and authorizations and approvals required by Environmental Laws to conduct their respective businesses and (ii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except in the case of clause (i) or (ii) where such non-compliance with or liability under Environmental Laws would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and except as described in the Exchange Act Reports, neither the Company nor any of its Subsidiaries has been named as a “potentially responsible party” under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, or any other similar Environmental Law, except with respect to any matters that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. Except as described in the Exchange Act Reports, (A) none of the Company and its Subsidiaries is a party to any proceeding under Environmental Laws in which a governmental authority is also a party, other than such proceedings regarding which it is believed no monetary penalties of $100,000 or more will be imposed, and (B) none of the Company and its Subsidiaries anticipates material capital expenditures relating to Environmental Laws.
               (xxxiv) Placement Agent. The Company acknowledges that it has engaged Lazard Frères & Co. LLC, as placement agent in connection with transactions contemplated hereby (the “Agent”). Other than the Agent, neither the Company nor any of its Subsidiaries has engaged any placement agent or other agent in connection with the transactions contemplated hereby.
               (xxxv) Manipulation of Price. The Company has not, and to its knowledge no one acting on its behalf has, directly or indirectly, (i) taken any action designed to or that has constituted or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company in connection with the offering of the Securities, or (ii) other than actions taken by the Agent, sold, bid for, purchased, or paid any compensation for soliciting purchases of, the Exchanged Debentures.

               (xxxvi) Internal Accounting and Disclosure Controls.
     (1) (x) The Company and each of its Subsidiaries have established and maintain disclosure controls and procedures (as such term is defined in Rule 13a-15 under the Exchange Act), (y) such disclosure controls and procedures are designed to ensure that the information required to be disclosed by the Company in the reports they file or submit under the Exchange Act is accumulated and communicated to management of the Company and its Subsidiaries, including their respective principal executive officers and principal financial officers, as appropriate, to allow timely decisions regarding required disclosure to be made; and (x) as of December 31, 2008 such disclosure controls and procedures were effective in all material respects to perform the functions for which they were established.
     (2) Since December 31, 2008, (x) the Company has not been advised of (A) any significant deficiency in the design or operation of internal controls that could adversely affect the ability of the Company or any of its Subsidiaries to record, process, summarize and report financial data, or any material weaknesses in internal controls or (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls of the Company and each of its Subsidiaries, and (y) since that date, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.
               (xxxvii) Subsidiaries. The Company or one of its Subsidiaries has the unrestricted right to vote the stock of the Company’s Subsidiaries, and, except as set forth in the Exchange Act Reports, no Subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s property or assets to the Company or any other Subsidiary of the Company.
               (xxxviii) Sarbanes-Oxley Act. There is and has been no failure on the part of the Company to comply with the provisions of the Sarbanes-Oxley Act of 2002, as amended and the rules and regulations promulgated in connection therewith, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
               (xxxix) OFAC. Neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its Subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company has not and will not lend, contribute or otherwise make available funds to any Subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person which, to the knowledge of the Company, was, at the time of such transaction, subject to any U.S. sanctions administered by OFAC.
               (xl) Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with transactions contemplated hereby, including, without limitation, the Exchange and the conversion of the Exchanged Debentures into the Exchanged Conversion Shares in the manner contemplated by the Exchanged Indenture, will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.
               (xli) U.S. Real Property Holding Corporation. The Company is not, has never been, and so long as any Exchanged Debentures remain outstanding, shall not become a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company shall so certify upon Investor’s request.
               (xlii) Intellectual Property Rights. The Company and its Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, original works of authorship, trade secrets and other intellectual property rights and all applications related thereto (“Intellectual Property Rights”) necessary to conduct their respective businesses as now conducted. None of the Company’s or its Subsidiaries’ Intellectual Property Rights have expired, terminated or been abandoned, or are expected to expire, terminate or be abandoned, within three years from the date of this Agreement, except where such expiration, termination or abandonment would not reasonably be expected to have a Material Adverse Effect. The Company does not have any knowledge of any infringement by the Company or any of its Subsidiaries of Intellectual Property Rights of others. There is no claim, action or proceeding being made or brought, or to the knowledge of the Company, being threatened, against the Company or any of its Subsidiaries regarding its Intellectual Property Rights. The Company is unaware of any facts or circumstances which might give rise to any of the foregoing infringements or claims, actions or proceedings. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their Intellectual Property Rights.

               (xliii) Indebtedness and Other Contracts. Except as set forth in the Exchange Act Reports, neither the Company nor any of its Subsidiaries (i) has any outstanding Indebtedness individually in excess of $500,000, or in the aggregate in excess of $1,000,000, (ii) is in violation of any term of or in default under any contract, agreement or instrument relating to any Indebtedness, other than the Original Documents, except where such violations and defaults would not result, individually or in the aggregate, in a Material Adverse Effect, or (iii) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company’s officers, has or would reasonably be expected to have, a Material Adverse Effect.
               (xliv) Bank Holding Company Act. Neither the Company nor any of its Subsidiaries or affiliates is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its Subsidiaries or affiliates owns or controls, directly or indirectly, five percent or more of the outstanding shares of any class of voting securities or twenty-five percent or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries or affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.
               (xlv) Application of Takeover Protections; Rights Agreement. As of the Closing Date, the Company has no control share acquisition, business combination, poison pill (including distribution under a rights agreement) or other similar anti-takeover provision under the Certificate of Incorporation or any certificates of designations or the laws of the State of Delaware which is applicable to the Investor (other than with respect to the limitations on ownership of the Common Stock set forth in the Certificate of Incorporation relating to the Shipping Act of 1916, as amended) as a result of the transactions contemplated by this Agreement, including without limitation, the Company’s issuance of the Securities and the Investor’s ownership of the Securities. The Company does not presently have a stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company (a “Rights Plan”).
               (xlvi) Dilutive Effect. The Company understands and acknowledges that the number of Exchanged Conversion Shares issuable upon conversion of the Exchanged Debentures will increase in certain circumstances. The Company further acknowledges that any dilutive effect that the issuance of the Exchanged Conversion Shares upon conversion of the Exchanged Debentures in accordance with this Agreement and the Exchanged Indenture may have on the ownership interests of other stockholders of the Company shall have no effect on the Company’s obligation to issue Exchanged Conversion Shares upon conversion of the Exchanged Debentures in accordance with this Agreement and the Exchanged Indenture.

               (xlvii) Acknowledgment Regarding Investor’s Exchange of Securities. The Company acknowledges and agrees that the Investor is acting solely in the capacity of an arm’s length investor with respect to the Investor Transaction Documents and the transactions contemplated hereby and thereby and that no Participating Investor is (i) an officer or director of the Company or (ii) assuming the representations and warranties given by each Participating Investor under Section 2(a)(x) of this Agreement and the Other Agreements are correct and true, an “affiliate” of the Company or any of its Subsidiaries (as defined in Rule 144). The Company further acknowledges that the Investor is not acting as a financial advisor or fiduciary of the Company or any of its Subsidiaries (or in any similar capacity) with respect to this Agreement, the Security Documents, the Exchanged Indenture or the Exchanged Debentures (collectively, the “Transaction Documents”) and the transactions contemplated hereby and thereby, and any advice given by the Investor or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to the Investor’s purchase of the Securities. The Company further represents to the Investor that the Company’s decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.
               (xlviii) Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its Exchange Act filings and is not so disclosed or that otherwise would be reasonably likely to have a Material Adverse Effect.
               (xlix) Certificates. Any certificate signed by any officer of the Company and delivered to the Investor or its counsel in connection with the transactions contemplated hereby shall be deemed a representation and warranty by the Company, as to matters covered thereby, to the Investor.
               (l) Disclosure. Other than such information set forth in the 8-K Filing (as defined below), the Company confirms that neither it nor any other Person acting on its behalf has provided the Investor or its agents or counsel with any information that constitutes or could reasonably be expected to constitute material, nonpublic information. The Company understands and confirms that the Investor will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Investor regarding the Company and its Subsidiaries, their business and the transactions contemplated hereby, including the Schedules to this Agreement, furnished by or on behalf of the Company, taken on the whole, is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or either of their respective businesses, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.
               (li) Reasonable Best Efforts. The Company shall use its reasonable best efforts timely to satisfy each of the conditions to be satisfied by it as provided in Sections 3 and 4 of this Agreement.
               (lii) Financial Information. For so long as any Securities remain outstanding and are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, the Company will, during any period in which it is not subject to Section 13 or 15(d) under the Exchange Act, make available to the Investor and any holder of Securities in connection with any sale thereof and any prospective purchaser of Securities and securities analysts, in each case upon request, the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Securities Act (or any successor thereto).
               (liii) No Event of Default. The Company represents and warrants to the Investor that after giving effect to the terms of this Agreement and the Other Agreements, no Default or Event of Default (as defined in the Exchanged Indenture) shall have occurred and be continuing as of the date hereof.
               (liv) Holding Period. For the purposes of Rule 144(d), the Company acknowledges that the holding period of the Existing Debentures (including the corresponding Existing Conversion Shares) may be tacked onto the holding period of the Exchanged Common Shares and the Exchanged Debentures (including the corresponding Exchanged Conversion Shares). The Company agrees to take all actions, including, without limitation, the issuance by its legal counsel of any necessary legal opinions, necessary to issue Exchanged Common Shares and Exchanged Conversion Shares that are freely tradable on the Principal Market without restriction and not containing any restrictive legend without the need for any action by the Investor; provided, however, that the Investor has duly executed and delivered to the Company a representation letter in the form attached hereto as Schedule III and the Company is not aware of any facts or circumstances indicating the Investor has not met all applicable requirements of Rule 144.
               (lv) Listing. The Company shall promptly secure the listing of all of (i) the Exchanged Common Shares, (ii) the Exchanged Conversion Shares, (iii) the Exchanged Warrant Shares and (iv) any capital stock of the Company issued or issuable with respect to the Exchanged Common Shares, the Exchanged Debentures, the Exchanged Conversion Shares or the Exchanged Warrant Shares, as applicable, as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitations on conversion of the Exchanged Debentures (the “Listed Securities”) upon each national securities exchange and automated quotation system, if any, upon which the Common Stock is then listed (subject to official notice of issuance) and shall maintain such listing of all Listed Securities from time to time issuable under the terms of the Transaction Documents. The Company will use its reasonable best efforts to maintain the Common Stock’s authorization for quotation on the Principal Market. The Company will, and will cause its Subsidiaries to, use its reasonable best efforts to avoid any action which would be reasonably expected to result in the delisting or suspension of the Common Stock on the Principal Market. Notwithstanding the foregoing, this Section 2(c)(lv) shall not apply in connection with any Fundamental Change (as defined in the Exchanged Indenture) so long as the Company complies with the terms and conditions of the Exchanged Indenture with respect to the applicable Fundamental Change. The Company shall pay all fees and expenses satisfying its obligation under this section.
               (lvi) Fees and Expenses. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company shall pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder, including without limitation, all fees, costs and expenses (A) incident to the preparation, issuance, execution, authentication and delivery of the Securities, including any expenses of the Trustee, (ii) incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities under the laws of such jurisdictions as the Investor may reasonably designate, (iii) in connection with the admission of the Debentures for trading in the Private Offerings, Resales and Trading through Automated Linkages (PORTAL) MarketSM (“PORTAL”) of the National Association of Securities Dealers, Inc. (“NASD”), (iv) related to any filing with the Financial Industry Regulatory Authority and (v) in connection with satisfying its obligations under Section 2(c)(l).
               (lvii) Reporting Status. Until the date on which the Investor has sold all of the Exchanged Common Shares, the Exchanged Conversion Shares and the Exchanged Warrant Shares, and none of the Exchanged Debentures is outstanding, the Company shall timely file all reports required to be filed with the Commission pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would no longer require or otherwise permit such termination. Notwithstanding the foregoing, this Section 2(c)(lvii) shall not apply in connection with any Fundamental Change (as defined in the Exchanged Indenture).
               (lviii) No Integration Actions. None of the Company, any of its affiliates (as defined in Rule 501(b) under the Securities Act) or any person acting on behalf of the Company or such affiliate will sell, offer for sale or solicit offers to buy in respect of any security (as defined in the Securities Act) that would be integrated with the transactions contemplated hereby, including, without limitation, the Exchange, the conversion of the Exchanged Debentures into the Exchanged Conversion Shares in the manner contemplated by the Exchanged Indenture and the exercise of the Exchanged Warrants for the Exchanged Warrant Shares, in a manner that would require the registration under the Securities Act of the transactions contemplated hereby or require equityholder approval under the rules and regulations of the Principal Market and the Company will take all action that is appropriate or necessary to assure that its offerings of other securities will not be integrated for purposes of the Securities Act or the rules and regulations of the Principal Market with the transactions contemplated hereby, including, without limitation, the Exchange and the conversion of the Exchanged Debentures into the Exchanged Conversion Shares in the manner contemplated by the Exchanged Indenture.
               (lix) Pledge of Securities. The Company acknowledges and agrees that the Securities may be pledged by the Investor in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and the Investor effecting a pledge of Securities shall not be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document. The Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by the Investor.
               (lx) Public Information. At any time during the period commencing on the Closing Date and ending on May 16, 2009, if a registration statement is not available for the resale of all of the Securities and the Company shall fail for any reason to satisfy the current public information requirement under Rule 144(c)(1) (a “Public Information Failure”) then, as partial relief for the damages to any holder of Securities by reason of any such delay in or reduction of its ability to sell the Securities (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall pay to each such holder an amount in cash equal to one-half of one percent (0.5%) of the principal amount of the Exchanged Debentures beneficially owned by such holder on the day of a Public Information Failure. The payment to which a holder shall be entitled pursuant to this section is referred to herein as a “Public Information Failure Payment.” A Public Information Failure Payment shall be paid on the last day of the calendar month during which such Public Information Failure Payment is incurred. In the event the Company fails to make Public Information Failure Payments in a timely manner, the unpaid portion of such Public Information Failure Payments shall bear interest at the rate of 1.5% per month (prorated for partial months) until paid in full.
               (lxi) Existing Debentures Remaining Outstanding. Immediately following the Exchange, not more than $1 million in aggregate principal amount of the Existing Debentures will remain outstanding.

               (lxii) Security Documents. The Security Documents create or will create in favor of Wells Fargo Bank, National Association, as Trustee, for the benefit of the holders of the Exchanged Debentures a legal, valid and enforceable second priority security interest in and Lien on all right, title and interest of the Company and each Guarantor in the Collateral described therein, subject to no other Liens (as defined in the Exchanged Indenture) other than Permitted Liens (as defined in the Exchanged Indenture).
               (lxiii) Most Favored Nation. The Company hereby represents and warrants and covenants and agrees as of the date hereof that none of the terms offered to any of the Participating Investors with respect to any amendment, settlement or waiver (each a “Settlement Document”) relating to the terms, conditions and transactions contemplated hereby, is more favorable to such Person than those of the Investor and, if the foregoing representation, warranty, covenant and agreement has been breached, then this Agreement shall be, without any further action by the Investor or the Company, deemed amended and modified in an economically and legally equivalent manner such that the Investor shall receive the benefit of the more favorable terms contained in such Settlement Document. The Company hereby represents and warrants as of the date hereof that the Other Agreements are identical to this Agreement other than for the Proportionate Changes. Notwithstanding the foregoing, the Company has agreed to pay certain legal fees of Schulte Roth & Zabel LLP and Watson Farley & Williams.
               (lxiv) Additional Debentures; Variable Securities. For so long as any Exchanged Debentures remain outstanding, the Company will not issue any Exchanged Debentures other than to the Participating Investors as contemplated hereby and the Company shall not issue any other securities that would cause a breach or default under the Exchanged Debentures. From and after the date hereof and for so long as any Exchanged Debentures remain outstanding, the Company shall not, in any manner, issue or sell any rights, warrants or options to subscribe for or purchase Common Stock or directly or indirectly convertible into or exchangeable or exercisable for Common Stock at a price which varies or may vary with the market price of the Common Stock, including by way of one or more reset(s) to any fixed price unless the conversion, exchange or exercise price of any such security cannot be less than the then applicable Conversion Price (as defined in the Exchanged Debentures) with respect to the Common Stock into which any Exchanged Debenture is convertible; provided, however, that solely for purposes of clarification, the parties hereto acknowledge and agree that the foregoing shall not apply solely to the participation by any employee, officer or director of the Company or any of its Subsidiaries in any Approved Share Plan but shall apply to any issuance of securities pursuant to any such Approved Share Plan; provided further, that the reference in this sentence to the issuance or sale of any rights, warrants or options is not intended to restrict the Company from entering into an agreement for the sale of securities where the fixed price relating to such security is determined at the closing of the applicable transaction and such closing is to occur after the Company enters into such agreement.

               (lxv) Reservation of Shares. The Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, free of pre-emptive rights, after the Closing Date, a number of shares of Common Stock sufficient for the purpose of enabling the Company to satisfy all obligations to issue the Exchanged Conversion Shares upon conversion of all of the Exchanged Debentures and the Exchanged Warrant Shares upon exercise of all of the Exchanged Warrants.
               (lxvi) Regulation M. The Company will not take any action prohibited by Regulation M under the Exchange Act, in connection with the distribution of the Securities contemplated hereby.
               (lxvii) PORTAL. The Company will use its reasonable best efforts to cause the Exchanged Debentures to be designated as PORTAL securities in accordance with the rules and regulations adopted by the Financial Industry Regulatory Authority (“FINRA”) relating to trading in PORTAL and to permit the Securities to be eligible for clearance and settlement through DTC.
               (lxviii) No Resale. The Company will not, and will use its reasonable best efforts to not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Securities that have been acquired by any of them, except for Securities purchased by the Company or any of its affiliates and resold in a transaction registered under the Securities Act.
               (lxix) Book Entry Transfer. The Company agrees to comply with all the terms and conditions of all agreements set forth in the representation letters of the Company to DTC, in each case relating to the approval of the Exchanged Debentures, the Exchanged Conversion Shares and the Exchanged Warrant Shares by DTC for “book entry” transfer.
               (lxx) Investment Company Actions. The Company will take such steps as shall be necessary to ensure that neither the Company nor any of the Company’s subsidiaries becomes an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended.
               (lxxi) Additional Issuances of Securities.
               (1) For purposes of this Section 2(c)(lxxi), the following definitions shall apply.
               (A) “Convertible Securities” means any stock or securities (other than Options) convertible into or exercisable or exchangeable for shares of Common Stock.
               (B) “Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

               (C) “Common Stock Equivalents” means, collectively, Options and Convertible Securities.
               (D) “Subsequent Placement” means the offer, sale, grant of any option to purchase, or other disposition by the Company of any of its or its Subsidiaries’ equity or equity equivalent securities, including, without limitation, any debt, preferred stock or other instrument or security that is, at any time during its life and under any circumstances, convertible into or exchangeable or exercisable for shares of Common Stock or Common Stock Equivalents.
               (2) The Company will not, directly or indirectly, effect any Subsequent Placement (x) until July 3, 2009, with respect to any Subsequent Placement in which the price per share (or, in the case of equity equivalent securities, the initial conversion price) of Common Stock offered thereby is more than the then applicable Conversion Price and (y) until July 3, 2010, with respect to any Subsequent Placement in which the price per share (or, in the case of equity equivalent securities, the initial conversion price) of Common Stock offered thereby is less than the then applicable Conversion Price, unless the Company shall have first complied with this Section 2(c)(lxxi)(2).
               (A) The Company shall deliver to each Participating Investor an irrevocable written notice (the “Offer Notice”) of any proposed or intended issuance or sale or exchange (the “Offer”) of the securities being offered (the “Offered Securities”) in a Subsequent Placement, which Offer Notice shall (x) identify and describe the Offered Securities, (y) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged, and (z) offer to issue and sell to or exchange with such Participating Investors in the aggregate up to thirty five percent (35%) of the Offered Securities, allocated among such Participating Investors based on such Participating Investor’s pro rata portion of the aggregate principal amount of the Exchanged Debentures issued hereunder (the “Basic Amount”). If any Participating Investors subscribe for less than their Basic Amount, then the Company shall give the Participating Investors who subscribed for their Basic Amount written notice of such excess Offered Securities (a “Supplemental Offer Notice”) and allow each Participating Investor who elected to purchase its Basic Amount the opportunity to purchase the excess Offered Securities (the “Undersubscription Amount”).
               (B) To accept an Offer, in whole or in part, such Participating Investor must deliver a written notice (the

“Notice of Acceptance”) to the Company prior to the end of the fifth (5th) Business Day after such Participating Investor’s receipt of the Offer Notice or the end of the second (2nd) business Day after such Participating Investors’ receipt of any Supplemental Offer Notice (such periods in the aggregate, the “Offer Period”), setting forth the portion of such Participating Investor’s Basic Amount that such Participating Investor elects to purchase and, if such Participating Investor shall elect to purchase all of its Basic Amount, the Undersubscription Amount, if any, that such Participating Investor elects to purchase; provided, however, that if the Undersubscription Amounts subscribed for exceed the difference between the total of all the Basic Amounts permitted to be subscribed for and the Basic Amounts subscribed for (the “Available Undersubscription Amount”), then each Participating Investor who has subscribed for any Undersubscription Amount shall be entitled to purchase only that portion of the Available Undersubscription Amount as the Basic Amount of such Participating Investor bears to the total Basic Amounts of all Participating Investors that have subscribed for Undersubscription Amounts, subject to rounding by the Company to the extent it deems reasonably necessary. The Basic Amounts and the Undersubscription Amounts which each Participating Investor is entitled to purchase shall be, in the aggregate, the “Subscribed Securities” (subject to adjustment pursuant to Section 2(c)(lxxi)(2)(D) below). Notwithstanding the foregoing, if the Company desires to modify or amend the terms and conditions of the Offer prior to the expiration of the Offer Period, the Company may deliver to the Participating Investors a new Offer Notice and the Offer Period shall expire on the third (3rd) Business Day after such Participating Investor’s receipt of such new Offer Notice.
               (C) The Company shall have thirty (30) Business Days from the expiration of the Offer Period above (i) to offer, issue, sell or exchange all or a portion of the Offered Securities, less the Subscribed Securities (the “Subsequent Placement Securities”), pursuant to a definitive agreement(s) (the “Subsequent Placement Agreement”), but only upon terms and conditions (including, without limitation, unit prices and interest rates) that are not more favorable to the acquiring person or persons or less favorable to the Company than those set forth in the Offer Notice, (ii) if and to the extent the Subsequent Placement and the execution of any Subsequent Placement Agreement constitutes material information with respect to the Company, to file with the Commission a Current Report on Form 8-K in the time period required under the Exchange Act and containing such material information and exhibits thereto as are required by the Exchange Act, and to issue any press release the Company may choose to issue regarding the transaction and (iii) if the Form 8-K described in Section 2(c)(lxxi)(2)(C)(ii) above is not filed, to confirm in writing to the Participating Investors that neither the Company, any of its Subsidiaries or any of its respective officers, directors, employees and agents has provided the Investor or its agents or counsel with any information that constitutes material, nonpublic information.
               (D) In the event the Company shall determine to issue, sell or exchange less than all of the Subsequent Placement Securities (any such sale to be in the manner and on the terms specified in Section 2(c)(lxxi)(2)(C) above), then the Company shall, not less than one Business Day prior to the consummation of such issuance, sale or exchange, so notify each Participating Investor, and each Participating Investor may, at its sole option and in its sole discretion at any time prior to the consummation of such issuance, sale or exchange, notify the Company of its election to reduce the number or amount of the Offered Securities specified in its Notice of Acceptance to an amount that shall be not less than the number or amount of the Offered Securities that such Participating Investor elected to purchase pursuant to Section 2(c)(lxxi)(2)(B) above multiplied by a fraction, (i) the numerator of which shall be the number or amount of Subsequent Placement Securities the Company actually determined to issue, sell or exchange, plus the number or amount of Subscribed Securities to be issued or sold pursuant to Section 2(c)(lxxi)(2)(C) above (prior to any reduction pursuant to this clause), and (ii) the denominator of which shall be the original amount of the Offered Securities. In the event that any Participating Investor so elects to reduce the number or amount of Offered Securities specified in its Notice of Acceptance, such reduced number shall thereafter constitute such Participating Investor’s Subscribed Securities.
               (E) Upon the closing of the issuance, sale or exchange of all or less than all of the Subsequent Placement Securities, the Participating Investors shall acquire from the Company, and the Company shall issue to the Participating Investors, the Subscribed Securities. The purchase by the Participating Investors of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the Participating Investors of a purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to the Participating Investors and their respective counsel.

               (F) Notwithstanding anything to the contrary contained in this Agreement, if the Company does not consummate the closing of the Subsequent Placement within thirty (30) Business Days of the expiration of the Offer Period, then the offer to, and any acceptance by, the Participating Investors pursuant to this Section 2(c)(lxxi) shall be deemed null and void, and Company shall not issue or sell any of the Offered Securities until such securities have again been offered to the Participating Investors in accordance with Section 2(c)(lxxi)(2)(A) above. Further, if the Company shall determine to issue, sell or exchange less than all of the Subsequent Placement Securities pursuant to Section 2(c)(lxxi)(2)(D) above, then until such securities have again been offered to the Participating Investors in accordance with Section 2(c)(lxxi)(2)(A) above, the Company shall not issue, sell or exchange any of the Offered Securities that it so determined not to issue, sell or exchange, or any of the Subscribed Securities that any Participating Investor determined not to purchase pursuant to Section 2(c)(lxxi)(2)(D) above. Notwithstanding anything to the contrary in this Section 2(c)(lxxi) and unless otherwise agreed to by the Participating Investors, not later than the thirtieth (30th) Business Day following delivery to the Participating Investors of the Offer Notice, the Company shall either (i) confirm in writing to the Participating Investors that the Subsequent Placement has been abandoned, (ii) make such public disclosures as are required such that the Participating Investors will not be in possession of material non-public information relating to such Subsequent Placement or (iii) confirm in writing that neither the Company, any of its Subsidiaries or any of its respective officers, directors, employees and agents has provided the Participating Investors or their agents or counsel with any information that constitutes material, nonpublic information. If by the thirtieth (30th) Business Day following delivery of an Offer Notice no public disclosure regarding the Subsequent Placement has been made, and no notice regarding the abandonment of such transaction has been received by the Participating Investors, then such Subsequent Placement shall be deemed to have been abandoned and the Participating Investors shall not be deemed to be in possession of any material, non-public information with respect to the Company, and the Company shall not issue or sell any of the Offered Securities until such securities have again been offered to the Participating Investors in accordance with Section 2(c)(lxxi)(2)(A) above. The Company shall not be permitted to deliver more than one Offer Notice to the Participating Investors in any 60 day period.
               (G) The Company and the Participating Investors agree that if any Participating Investor elects to participate in the Offer, (x) neither the Subsequent Placement

Agreement with respect to such Offer nor any other transaction documents related thereto (collectively, the “Subsequent Placement Documents”) shall include any term or provisions not otherwise required by law whereby any Participating Investor shall be required to agree to any restrictions in trading as to any securities of the Company owned by such Participating Investor prior to such Subsequent Placement, and (y) any registration rights set forth in such Subsequent Placement Documents shall be similar in all material respects to the registration rights contained in the Registration Rights Agreement.
          The restrictions contained in subsection (2) of this Section 2(c)(lxxi) shall not apply in connection with the offer, sale, grant of any option to purchase or other disposition of any Excluded Securities. As used herein, (x) “Excluded Securities” means any equity or equity equivalent securities of the Company or any of its Subsidiaries issued or issuable: (A) in connection with any Approved Share Plan; (B) in connection with any stock split, stock dividend, recapitalization or similar transaction by the Company for which adjustment is made pursuant to Section 10.05 or 10.06 of the Existing Indenture or the Exchanged Indenture; (C) upon conversion of the Existing Debentures and the Exchanged Debentures; (D) in the transactions contemplated by this Agreement; (E) pursuant to a bona fide firm commitment underwritten public offering with a nationally recognized underwriter which generates gross proceeds to the Company of at least $15,000,000 (other than an “at-the-market offering” as defined in Rule 415(a)(4) under the 1933 Act and “equity lines”); (F) in connection with mergers, acquisitions, strategic business partnerships or joint ventures, in each case with non-affiliated third parties and otherwise on an arm’s-length basis, the primary purpose of which, in the reasonable judgment of the Company’s Board of Directors, is not to raise additional capital; and (G) upon conversion of any Options or Convertible Securities which are outstanding on the day immediately preceding the date of this Agreement, provided that the terms of such Options or Convertible Securities are not amended, modified or changed on or after the Closing Date; and (y) “Approved Share Plan” means any employee benefit plan which has been approved by the Board of Directors of the Company, pursuant to which the Company’s securities may be issued to any employee, officer or director for services provided to the Company.
3.	CONDITIONS TO COMPANY’S OBLIGATIONS HEREUNDER.
          The obligations of the Company to the Investor hereunder are subject to the satisfaction of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing the Investor with prior written notice thereof:
               (a) The Investor shall have executed this Agreement and delivered the same to the Company.

               (b) The Investor shall have delivered to the Company, pursuant to the Existing Indenture and this Agreement, the Existing Exchanged Debentures being exchanged at the Closing.
               (c) The representations and warranties of the Investor in Sections 2(a) and 2(b) hereof shall be true and correct in all respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specified date only).
4.	CONDITIONS TO THE INVESTOR’S OBLIGATIONS HEREUNDER.
          The obligations of the Investor to the Company hereunder are subject to the satisfaction of each of the following conditions, provided that these conditions are for the Investor’s sole benefit and may be waived by the Investor at any time in its sole discretion by providing the Company with prior written notice thereof:
               (a) The Company shall have duly executed and delivered to the Investor (i) this Agreement and (ii) the Security Documents to which it is a party.
               (b) The Company shall have duly executed and delivered to the Investor and the Company’s transfer agent (the “Transfer Agent”) the DTC Instructions.
               (c) The Exchanged Common Shares, if any, being issued to the Investor at the Closing pursuant to this Agreement shall have been deposited to the balance account of the Investor Broker at DTC in accordance with Section 1(a) above.
               (d) The Exchanged Warrants, if any, being issued to the Investor at the Closing pursuant to this Agreement shall have been delivered to the Investor in certificated form.
               (e) The Company shall have duly executed and delivered to the Trustee the Exchanged Indenture and the Exchanged Debenture being issued to the Investor at the Closing pursuant to this Agreement in accordance with Section 1(b) above.
               (f) The Exchanged Debentures shall have been approved for trading on PORTAL, subject only to notice of issuance at or prior to the time of the Exchange.
               (g) The Trustee shall have executed and delivered the Exchanged Indenture, and the Investor shall have received an original copy thereof, duly executed and delivered by the Trustee and the Company.
               (h) The Trustee and the Existing Secured Lenders shall have executed and delivered the Intercreditor Agreement, and the Investor shall have received an original copy thereof, duly executed and delivered by the Trustee, the Existing Secured Lenders and the Company.
               (i) The Company shall have delivered the Cash Consideration to the Investor by wire transfer, in U.S. dollars and immediately available funds, in accordance with wire instructions delivered by the Investor to the Company on or prior to the Closing Date.
               (j) Each of the Other Investors shall have (i) executed the Other Agreements, (ii) satisfied or waived all conditions to the closings contemplated by such agreements and (iii) surrendered to the Company such principal amount of their Existing Debentures being exchanged at the Closing.
               (k) The Investor shall have received (i) the opinion of Vinson & Elkins LLP, the Company’s counsel, dated as of the Closing Date, in substantially the form of Exhibit K-1 attached hereto; (ii) the opinion of the General Counsel of the Company, dated as of the Closing Date, in substantially the form of Exhibit K-2 attached hereto; (iii) the opinion of Royston, Rayzor, Vickery & Williams, L.L.P., dated as of the Closing Date, in substantially the form of Exhibit K-3 attached hereto; and (iv) the opinion of Alick Lawrence Chambers, dated as of the Closing Date, in substantially the form of Exhibit K-4 attached hereto.
               (l) The Company shall have delivered to the Investor a certificate, executed by the Secretary of the Company and dated as of the Closing Date, as to (i) the resolutions relating to this Agreement and the transactions contemplated hereby, as adopted by the Company’s Board of Directors, (ii) the Certificate of Incorporation and (iii) the Bylaws, in the case of clause (ii) and (iii), each as in effect at the Closing, and in any case in the form attached hereto as Exhibit L.
               (m) The representations and warranties of the Company set forth herein shall be true and correct in all respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specified date only) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement and the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date. The Investor shall have received a certificate, executed by the Chief Executive Officer or Chief Financial Officer of the Company, dated as of the Closing Date, to the foregoing effect in the form attached hereto as Exhibit M.
               (n) The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the transactions contemplated hereby.
               (o) The Common Stock (I) shall be designated for quotation or listed on the Principal Market and (II) shall not have been suspended, as of the Closing Date, by the Commission or the Principal Market from trading on the Principal Market nor, except as set forth in the Company’s filings with the Commission, shall suspension by the Commission or the Principal Market have been threatened, as of the Closing Date, either (A) in writing by the Commission or the Principal Market or (B) by falling below the minimum listing maintenance requirements of the Principal Market.
               (p) On or prior to the Closing, the Company shall have delivered or caused to be delivered to the Investor and the Trustee true copies of UCC search results in the state of organization for each of the Company and its Subsidiaries that are party to the Guarantees, listing all effective financing statements which name as debtor the Company or any of its Subsidiaries party to the Guarantees, filed in the prior five years to perfect an interest in any assets thereof, together with copies of such financing statements, none of which, except as otherwise relating to Permitted Liens (as defined in the Exchanged Indenture) or agreed in writing by the Trustee, shall cover any of the Collateral (as defined in the Security Documents) and the results of searches for any tax lien and judgment lien filed against such Person or its property, which results, except as otherwise agreed to in writing by the Trustee, shall not show any such Liens (as defined in the Security Documents).
               (q) On or prior to the Closing, the Company shall have delivered to Schulte Roth & Zabel LLP, with a copy to the Collateral Agent, appropriate financing statements on Form UCC-1 to be duly filed in such office or offices as may be necessary or, in the opinion of the Collateral Agent, desirable to perfect the security interests purported to be created by each Security Document.
               (r) Trico Marine Assets, Inc. shall have duly authorized, executed and delivered to Wells Fargo Bank, National Association, in its capacity as Trustee, the Assignments of Earnings, Assignments of Insurances and Assignments of Charters.
               (s) Trico Marine Assets, Inc. shall have duly authorized, executed and delivered to Wells Fargo Bank, National Association, in its capacity as Trustee, the Mortgages.
               (t) On or prior to the Closing, the Company and each Guarantor, as applicable, shall have delivered to the Collateral Agent with respect to each Mortgaged Vessel (i) certificates of ownership and encumbrance or certificates of documentation from appropriate authorities showing the registered ownership of each Mortgaged Vessel by Trico Marine Assets, Inc. and (ii) class certificates from a classification society listed on Schedule IV hereto certifying that each Mortgaged Vessel is classed in the highest classification and rating for vessels of the same age and type and without any outstanding conditions or recommendations affecting class (other than those for which the time for curing the condition or recommendation has not passed).
               (u) The Company shall have delivered to the Investor such other documents relating to the Exchange as the Investor or its counsel may reasonably request.

5.	TERMINATION.
               (a) In the event the Closing does not occur by 12:00 p.m. New York City time on May 15, 2009, this Agreement shall automatically terminate and be of no further force and effect.
6.	MISCELLANEOUS.
               (a) Disclosure of Transactions and Other Material Information. On or before 8:30 a.m., New York City time, on the first Business Day following the date of this Agreement (the “8-K Filing Time”), the Company shall file a Current Report on Form 8-K describing the terms of the transactions contemplated hereby in the form required by the 1934 Act and attaching the material Transaction Documents that have not previously been filed with the Commission by the Company (including, without limitation, the form of this Agreement and the Other Agreements and the form of the Exchanged Debentures) as exhibits to such filing (including all attachments, the “8-K Filing”). From and after the filing of the 8-K Filing with the Commission, the Investor shall not be in possession of any material, nonpublic information received from the Company, any of its Subsidiaries or any of its respective officers, directors, employees or agents, that is not disclosed in the 8-K Filing. The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents, not to, provide the Investor with any material, nonpublic information regarding the Company or any of its Subsidiaries from and after the 8-K Filing with the Commission without the express written consent of the Investor. Subject to the foregoing, neither the Company nor the Investor shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of the Investor, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations including the NASDAQ Marketplace Rules (provided that in the case of clause (i) the Investor shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release). Without the prior written consent of any the Investor, neither the Company nor any of its Subsidiaries or affiliates shall disclose the name of the Investor in any filing, announcement, release or otherwise, unless such disclosure is required by law, regulation or the Principal Market.
               (b) Blue Sky. If required, the Company, on or before the Closing Date, shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the offer, exchange and issuance of the Securities to the Investor at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Investor on or prior to the Closing Date. The Company shall make all filings and reports relating to the offer, exchange and issuance of the Securities required under applicable securities or “Blue Sky” laws of the states of the United States following the Closing Date.

               (c) Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.
               (d) Closing Sets. As soon as is reasonably practicable after the Closing Date, the Company agrees to deliver, or cause to be delivered, to the Investor and Schulte Roth & Zabel LLP executed copies of this Agreement and any other document required to be delivered to any party pursuant to Section 6 hereof or pursuant to any Other Agreement.
               (e) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, and not a facsimile signature.
               (f) Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.
               (g) Severability. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).
               (h) No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.
               (i) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.
               (j) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.
               (k) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns in accordance with the terms of the Existing Securities Purchase Agreement.
               (l) Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); (iii) one Business Day after deposit with an overnight courier service, or (iv) if the delivery methods set forth in (i), (ii) and (iii) above are unavailable, upon the reasonable determination of the party making delivery of such notice, consent, waiver or other communication, when another method of delivery that is reasonably likely to result in the delivery of such notice, consent, waiver or other communication to the party meant to receive the same is used, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:
          If to the Company:
Trico Marine Services, Inc.
10001 Woodloch Forest Drive, Suite 610
The Woodlands, TX. 77380
Telephone: (281) 203-5700

Facsimile: (281) 203-5701
Attention: General Counsel
                    with a copy (for informational purposes only) to:
Vinson & Elkins LLP
First City Tower
1001 Fannin Street, Suite 2500
Houston, Texas 77002-6760
Telephone: 713.758.3884
Facsimile: 713.615.5967
Attention: Kevin P. Lewis
          If to an Investor, to its address and facsimile number set forth on the Schedule of Investors, with copies to the Investor’s representatives as set forth on the Schedule of Investors with a copy (for informational purposes only) to:
Schulte Roth & Zabel LLP
919 Third Avenue
New York, New York 10022
Telephone: 212.756.2000
Facsimile: 212.593.5955
Attention: Eleazer N. Klein, Esq.
     or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission, (C) provided by an overnight courier service or (D) given by the recipient of such notice, consent, waiver or other communication or provided by the method of delivery used if the delivery methods in (i), (ii) and (iii) above are unavailable, shall be rebuttable evidence of personal or other service, receipt by facsimile or receipt from an overnight courier service, or other receipt by another method of delivery used in accordance with clause (i), (ii), (iii) or (iv) above, respectively.
               (m) Remedies. The Investor shall have all rights and remedies set forth in this Agreement, the Exchanged Debentures, and the Transaction Documents. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under this Agreement, any remedy at law may prove to be inadequate relief to the Investor. The

Company therefore agrees that the Investor shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.
               (n) Survival. The representations and warranties of the Company and the Investor contained in Section 2 and the agreements and covenants set forth in Sections 2 and 6 shall survive the Closing and delivery and conversion of the Securities, as applicable.
               (o) Indemnification. In consideration of the Investor’s execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company’s other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless the Investor and all of its stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”), as incurred, from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby or (c) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, (iii) any disclosure made by the Investor pursuant to Section 6(a), or (iv) the status of the Investor or holder of the Securities as an investor in the Company pursuant to the transactions contemplated by the Transaction Documents. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this Section 6(o) shall be the same as those set forth in Section 6 of the Registration Rights Agreement (as defined in the Existing Securities Purchase Agreement).
               (p) Entire Agreement; Amendments. This Agreement supersedes all other prior oral or written agreements between the Investor, the Company, their affiliates and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement, the Exchanged Debentures and the Transaction Documents contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Investor makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Investor, and no provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought; provided, however, notwithstanding any provision herein to the contrary, at any time after the Closing Date, this Agreement shall be automatically amended, without any action of or consent by the Investor, to conform the terms of this Agreement to the terms of the Other Agreements upon their amendment by parties thereto holding in the aggregate at least a majority of the then outstanding aggregate principal amount of the Exchanged Debentures. The Company shall promptly provide written notice to the Investor of such amendment. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement or the Other Agreements unless the same consideration also is offered to all of the parties to this Agreement and the Other Agreements.
               (q) Independent Nature of Investor’s Obligations and Rights. The obligations of the Investor under this Agreement or any other Transaction Document are several and not joint with the obligations of any Other Investor, and the Investor shall not be responsible in any way for the performance of the obligations of any Other Investor under any Transaction Document. Nothing contained herein or in this Agreement or any other Transaction Document, and no action taken by the Investor pursuant hereto, shall be deemed to constitute the Investor and the Other Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investor and the Other Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or any other Transaction Document and the Company acknowledges that the Participating Investors are not acting in concert or as a group with respect to such obligations or the transactions contemplated by Agreement and any other Transaction Document. The Company and the Investor confirm that the Investor has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors. The Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Document, and it shall not be necessary for any Other Investor to be joined as an additional party in any proceeding for such purpose.
               (r) Definitions. The terms that follow, when used in this Agreement, shall have the meanings indicated.
          “Business Day” shall mean any day other than Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law to remain closed.
          “Commission” means the Securities and Exchange Commission.

          “Contingent Obligation” shall have the meaning as defined in the Exchanged Indenture.
          “GAAP” means generally accepted accounting principles in the United States of America as in effect from time to time, including those set forth in (i) the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants, (ii) statements and pronouncements of the Financial Accounting Standards Board, (iii) such other statements by such other entity as approved by a significant segment of the accounting profession, and (iv) the rules and regulations of the Commission governing the inclusion of financial statements (including pro forma financial statements) in periodic reports required to be filed pursuant to Section 13 of the Exchange Act, including opinions and pronouncements in staff accounting bulletins and similar written statements from the accounting staff of the Commission.
          “Indebtedness” shall have the meaning as defined in the Exchanged Indenture.
          “Interest Make-Whole” shall have the meaning as defined in the Exchanged Indenture.
          “Liens” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the Uniform Commercial Code or any other similar recording or notice statute, and any lease having substantially the same effect as any of the foregoing).
          “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.
          “Subsidiary” shall have the meaning as defined in the Exchanged Indenture.
7.	AMENDMENT OF THE EXISTING SECURITIES PURCHASE AGREEMENT
               (a) Amendment. Effective as of the date holders of a majority of the aggregate principal amount of the Existing Debentures then outstanding have either executed this Agreement or the Other Agreements, pursuant to Section 8(e) of the Existing Securities Purchase Agreement, the Company and the Investor hereby agree to amend the Existing Securities Purchase Agreement as follows:
               (i) Section 4 is hereby amended by adding the following introductory statement prior to Section 4(a):

     “From and after the date hereof through and ending on the Closing Date (as defined in the Exchange Agreements), the Company covenants as follows:”
               (ii) Section 8(e) is hereby amended and restated as follows:
               (1) Entire Agreement; Amendments. This Agreement supersedes all other prior oral or written agreements between the Purchasers, the Company, their affiliates and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument or instruments in writing signed by the Company and the Majority Interest, and any amendment to this Agreement made in conformity with the provisions of this Section 8(e) shall be binding on all Participating Investors and the holders of the Debentures. No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought. No such amendment shall be effective to the extent that it applies to less than all of the Participating Investors and the holders of the Debentures. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration also is offered to all of the parties to the Transaction Documents or holders of Debentures, as the case may be. The Company has not, directly or indirectly, made any agreements with any Purchasers relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents.
               (iii) Section 8(f) is hereby amended and restated to read as follows:
               (1) Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

          If to the Company:
Trico Marine Services, Inc.
10001 Woodloch Forest Drive, Suite 610
The Woodlands, Texas 77380
Telephone: (713) 780-9926
Facsimile: (713) 780-0062
Attention: General Counsel
with a copy (for informational purposes only) to:
Vinson & Elkins L.L.P.
First City Tower
1001 Fannin Street, Suite 2500
Houston, Texas 77002-6760
Telephone: (713) 758-3884
Facsimile: (713) 615-5967
Attention: Kevin P. Lewis
          If to a Participating Investor or a holder of the Debentures, to its address and facsimile number set forth on the Schedule of Purchasers, with copies to such Purchaser or Beneficiary’s representatives as set forth on the Schedule of Purchasers, with a copy (for informational purposes only) to:
Schulte Roth & Zabel LLP
919 Third Avenue
New York, New York 10022
Telephone: 212.756.2000
Facsimile: 212.593.5955
Attention: Eleazer N. Klein, Esq.
or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.
               (iv) Section 8(g) is hereby amended and restated to read as follows:
               (1) Successors and Assigns. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Majority Interest. Participating Investors and holders of the Debentures may assign any or all of their rights hereunder to any Person without the consent of the Company, provided that such assignee executes a written agreement to be bound by the terms and conditions of this Agreement (a “Permitted Assign”).
               (v) Section 8(k) is hereby amended and restated to read as follows:
               (1) Indemnification. In consideration of each Purchaser’s execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company’s other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Participating Investor and holder of the Debentures and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”), as incurred, from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby or (c) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, (iii) any disclosure made by such Purchaser pursuant to Section 4(i), or (iv) the status of such Purchaser as an investor in the Company pursuant to the transactions contemplated by the Transaction Documents. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this Section 8(k) shall be the same as those set forth in Section 6 of the Registration Rights Agreement.

               (vi) Section 8(m) is hereby amended and restated to read as follows:
               (1) Remedies. Each Participating Investor and holder of the Debentures shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such person has been granted at any time under any other agreement or contract and all of the rights which such person has under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under the Transaction Documents, any remedy at law may prove to be inadequate relief to the Participating Investors and holders of the Debentures. The Company therefore agrees that the Participating Investors and holders of the Debentures shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.
               (vii) The following new section is hereby added following Section 8(n):
     (o) Definitions.
     “Exchange Agreements” means the Exchange Agreements dated as of May 11, 2009, between the Company and the Participating Investors.
     “Exchanged Debentures” means the secured convertible debentures issued by the Company on the Closing Date (as defined in the Exchange Agreements).
     “Majority Interest” means the Participating Investors and the holders of the Debentures that beneficially own in the aggregate at least a majority of the aggregate principal amount outstanding under the Debentures and the Exchanged Debentures.
     “Participating Investor” means each Person that received Exchanged Debentures on the Closing Date (as defined in the Exchange Agreements), and their Permitted Assigns.
[Signature Page Follows]

          IN WITNESS WHEREOF, the Company and the Investor have caused their respective signature page to this Exchange Agreement to be duly executed as of the date first written above.

COMPANY: TRICO MARINE SERVICES, INC.
By:
Name:
Title:

[Signature Page to Exchange Agreement]

          IN WITNESS WHEREOF, the Company and the Investor have caused their respective signature page to this Exchange Agreement to be duly executed as of the date first written above.

INVESTOR:
By:
Name:
Title:

[Signature Page to Exchange Agreement]

Exhibit A
Schedule of Investors

			Aggregate	Aggregate
			Number of	Principal				Aggregate
		Existing	Exchanged	Amount of	Cash	Legal Representative’s		Number of
	Address and Facsimile	Debenture	Common	Exchanged	Consideration	Address and Facsimile	Investor Broker Account	Exchanged
Investor	Number	Amount	Shares	Debenture	Amount	Number	Information	Warrants
Highbridge International LLC	c/o Highbridge Capital Management, LLC	75,700,000	N/A	60,560,000	3,785,000	Schulte Roth & Zabel LLP		908,400
	9 West 57th Street, 27th Floor					919 Third Avenue
	New York, NY 10019					New York, New York 10022
	Attention: Mark Vanacore					Attn: Eleazer Klein, Esq.
Fax: (212) 593-5955
Highbridge International LLC	c/o Highbridge Capital Management, LLC	4,280,000	N/A	3,424,000	214,000	Schulte Roth & Zabel LLP		51,360
	9 West 57th Street, 27th Floor					919 Third Avenue
	New York, NY 10019					New York, New York 10022
	Attention: Mark Vanacore					Attn: Eleazer Klein, Esq.
Fax: (212) 593-5955
Highbridge Convertible Arbitrage Master Fund L.P.	c/o Highbridge Capital Management, LLC	4,300,000	N/A	3,440,000	215,000	Schulte Roth & Zabel LLP		51,600
	9 West 57th Street, 27th Floor					919 Third Avenue
	New York, NY 10019					New York, New York 10022
	Attention: Mark Vanacore					Attn: Eleazer Klein, Esq.
Fax: (212) 593-5955
Capital Ventures International	c/o Heights Capital Management Inc.	39,500,000	N/A	31,600,000	1,975,000	101 California Street, Suite 3250		474,000
	101 California Street, Suite 3250					San Francisco, CA 94111
	San Francisco, CA 94111					Fax: (415) 403-6525

Portside Growth and Opportunity Fund	c/o Ramius LLC	39,000,000	N/A	31,200,000	1,950,000	599 Lexington Avenue		468,000
	599 Lexington Avenue					New York, NY 10022
	New York, NY 10022					Attn: Greg Sandukas
	Attn: Jeff Smtih					Fax: (212) 845-7986

			Aggregate	Aggregate
			Number of	Principal				Aggregate
		Existing	Exchanged	Amount of	Cash	Legal Representative’s		Number of
	Address and Facsimile	Debenture	Common	Exchanged	Consideration	Address and Facsimile	Investor Broker Account	Exchanged
Investor	Number	Amount	Shares	Debenture	Amount	Number	Information	Warrants
Whitebox Combined Partners LP	c/o Whitebox Advisors	9,197,000	N/A	7,357,600	459,850	Mark Strefling		110,364
	3033 Excelsior Blvd. #300					3033 Excelsior Blvd. #300
	Minneapolis, MN 55416					Minneapolis, MN 55416
	Fax: (612) 253-6100					Fax: (612) 253-6100

Cineasias Partners LP	c/o Whitebox Advisors	5,085,000	61,020	4,068,000	254,250	Mark Strefling		N/A
	3033 Excelsior Blvd. #300					3033 Excelsior Blvd. #300
	Minneapolis, MN 55416					Minneapolis, MN 55416
	Fax: (612) 253-6100					Fax: (612) 253-6100

Whitebox Convertible Arbitrage Partners LP	c/o Whitebox Advisors	4,048,000	N/A	3,238,400	202,400	Mark Strefling		48,576
	3033 Excelsior Blvd. #300					3033 Excelsior Blvd. #300
	Minneapolis, MN 55416					Minneapolis, MN 55416
	Fax: (612) 253-6100					Fax: (612) 253-6100

F Cubed Partners LP	c/o Whitebox Advisors	7,363,000	88,356	5,890,400	368,150	Mark Strefling		N/A
	3033 Excelsior Blvd. #300					3033 Excelsior Blvd. #300
	Minneapolis, MN 55416					Minneapolis, MN 55416
	Fax: (612) 253-6100					Fax: (612) 253-6100

IAM Mini-Fund 14 Limited	c/o Whitebox Advisors 3033 Excelsior Blvd. #300 Minneapolis, MN 55416 Fax: (612) 253-6100	1,307,000	N/A	1,045,600	65,350	Mark Strefling3033 Excelsior Blvd. #300 Minneapolis, MN 55416 Fax: (612) 253-6100		15,684
Whitebox Intermarket Partners LP	c/o Whitebox Advisors	5,750,000	N/A	4,600,000	287,500	Mark Strefling		69,000
	3033 Excelsior Blvd. #300					3033 Excelsior Blvd. #300
	Minneapolis, MN 55416					Minneapolis, MN 55416
	Fax: (612) 253-6100					Fax: (612) 253-6100

Pandora Select Partners LP	c/o Whitebox Advisors	2,000,000	N/A	1,600,000	100,000	Mark Strefling		24,000
	3033 Excelsior Blvd. #300					3033 Excelsior Blvd. #300
	Minneapolis, MN 55416					Minneapolis, MN 55416
	Fax: (612) 253-6100					Fax: (612) 253-6100

			Aggregate	Aggregate
			Number of	Principal				Aggregate
		Existing	Exchanged	Amount of	Cash	Legal Representative’s		Number of
	Address and Facsimile	Debenture	Common	Exchanged	Consideration	Address and Facsimile	Investor Broker Account	Exchanged
Investor	Number	Amount	Shares	Debenture	Amount	Number	Information	Warrants
Whitebox Special Opportunities Fund Series B Partners LP	c/o Whitebox Advisors	1,000,000	12,000	800,000	50,000	Mark Strefling		N/A
	3033 Excelsior Blvd. #300					3033 Excelsior Blvd. #300
	Minneapolis, MN 55416					Minneapolis, MN 55416
	Fax: (612) 253-6100					Fax: (612) 253-6100

Radcliffe SPC, Ltd. for and on behalf of the Class A Segregated Portfolio	c/o Radcliffe Capital Management, L.P.	20,500,000	N/A	16,400,000	1,025,000	N/A		246,000
50 Monument Rd., Ste. 300
Bala Cynwyd, PA 19004
Fax: 610-617-0580
Attn: Chris Hinkel

BHCO Master, Ltd.	Grand Pavilion Commerial Centre	403,000	N/A	322,400	20,150	Cadwalader, Wickersham & Taft LLP		4,836
	802 West Bay Road					One World Financial Center
	George Town, Grand Cayman					New York, NY 10281
Fax: (212) 504-6666

Bay Harbour Master, Ltd.	Grand Pavilion Commerial Centre	7,997,000	N/A	6,397,600	399,850	Cadwalader, Wickersham & Taft LLP		95,964
	802 West Bay Road					One World Financial Center
	George Town, Grand Cayman					New York, NY 10281
Fax: (212) 504-6666

dQuant Special Opportunities Fund	712 Jefferson Street	5,000,000	60,000	4,000,000	250,000	Cadwalader, Wickersham & Taft LLP		N/A
	Tell City, IN 47586					One World Financial Center
New York, NY 10281
Fax: (212) 504-6666
Steven and Ann Van Dyke		2,000,000	24,000	1,600,000	100,000	Cadwalader, Wickersham & Taft LLP		N/A
One World Financial Center
New York, NY 10281
Fax: (212) 504-6666

			Aggregate	Aggregate
			Number of	Principal				Aggregate
		Existing	Exchanged	Amount of	Cash	Legal Representative’s		Number of
	Address and Facsimile	Debenture	Common	Exchanged	Consideration	Address and Facsimile	Investor Broker Account	Exchanged
Investor	Number	Amount	Shares	Debenture	Amount	Number	Information	Warrants
OCM Global Convertible Securities Fund — Domestic Convertible	c/o Oaktree Capital Management L.P.	100,000	N/A	80,000	5,000	333 South Grand Avenue, 28th Floor		1,200
	333 South Grand Avenue, 28th Floor					Los Angeles, CA 90071
	Los Angeles, CA 90071					Fax: (213) 830-6290

OCM U.S. Convertible Securities	c/o Oaktree Capital Management L.P.	80,000	N/A	64,000	4,000	333 South Grand Avenue, 28th Floor		960
	333 South Grand Avenue, 28th Floor					Los Angeles, CA 90071
	Los Angeles, CA 90071					Fax: (213) 830-6290

Arlington County Employee’s Retirement System	c/o Oaktree Capital Management L.P.	195,000	2,340	156,000	9,750	333 South Grand Avenue, 28th Floor		N/A
	333 South Grand Avenue, 28th Floor					Los Angeles, CA 90071
	Los Angeles, CA 90071					Fax: (213) 830-6290

F.M. Kirby Foundation, inc.	c/o Oaktree Capital Management L.P.	195,000	2,340	156,000	9,750	333 South Grand Avenue, 28th Floor		N/A
	333 South Grand Avenue, 28th Floor					Los Angeles, CA 90071
	Los Angeles, CA 90071					Fax: (213) 830-6290

			Aggregate	Aggregate
			Number of	Principal				Aggregate
		Existing	Exchanged	Amount of	Cash	Legal Representative’s		Number of
	Address and Facsimile	Debenture	Common	Exchanged	Consideration	Address and Facsimile	Investor Broker Account	Exchanged
Investor	Number	Amount	Shares	Debenture	Amount	Number	Information	Warrants
OCM Convertible Trust	c/o Oaktree Capital Management L.P.	465,000	5,580	372,000	23,250	333 South Grand Avenue, 28th Floor		N/A
	333 South Grand Avenue, 28th Floor					Los Angeles, CA 90071
	Los Angeles, CA 90071					Fax: (213) 830-6290

Virginia Retirement System	c/o Oaktree Capital Management L.P.	2,260,000	27,120	1,808,000	113,000	333 South Grand Avenue, 28th Floor		N/A
	333 South Grand Avenue, 28th Floor					Los Angeles, CA 90071
	Los Angeles, CA 90071					Fax: (213) 830-6290

Qwest Pension Trust	c/o Oaktree Capital Management L.P.	485,000	5,820	388,000	24,250	333 South Grand Avenue, 28th Floor		N/A
	333 South Grand Avenue, 28th Floor					Los Angeles, CA 90071
	Los Angeles, CA 90071					Fax: (213) 830-6290

Navistar, Inc. (Contributory Retirement Plan Trust)	c/o Oaktree Capital Management L.P.	125,000	1,500	100,000	6,250	333 South Grand Avenue, 28th Floor		N/A
	333 South Grand Avenue, 28th Floor					Los Angeles, CA 90071
	Los Angeles, CA 90071					Fax: (213) 830-6290

Navistar, Inc. (Retirement Plan for Salaried Employees Trust)	c/o Oaktree Capital Management L.P.	70,000	840	56,000	3,500	333 South Grand Avenue, 28th Floor		N/A
	333 South Grand Avenue, 28th Floor					Los Angeles, CA 90071
	Los Angeles, CA 90071					Fax: (213) 830-6290

			Aggregate	Aggregate
			Number of	Principal				Aggregate
		Existing	Exchanged	Amount of	Cash	Legal Representative’s		Number of
	Address and Facsimile	Debenture	Common	Exchanged	Consideration	Address and Facsimile	Investor Broker Account	Exchanged
Investor	Number	Amount	Shares	Debenture	Amount	Number	Information	Warrants
Navistar, Inc. (Retiree Health Benefit Trust)	c/o Oaktree Capital Management L.P.	75,000	900	60,000	3,750	333 South Grand Avenue, 28th Floor		N/A
	333 South Grand Avenue, 28th Floor					Los Angeles, CA 90071
	Los Angeles, CA 90071					Fax: (213) 830-6290

National Railroad	c/o Oaktree Capital Management L.P.	680,000	8,160	544,000	34,000	333 South Grand Avenue, 28th Floor		N/A
Retirement Investment Trust	333 South Grand Avenue, 28th Floor					Los Angeles, CA 90071
	Los Angeles, CA 90071					Fax: (213) 830-6290

Chrysler LLC Master Retirement Trust	c/o Oaktree Capital Management L.P.	545,000	6,540	436,000	27,250	333 South Grand Avenue, 28th Floor		N/A
	333 South Grand Avenue, 28th Floor					Los Angeles, CA 90071
	Los Angeles, CA 90071					Fax: (213) 830-6290

ACE Tempest Reinsurance Ltd.	c/o Oaktree Capital Management L.P.	295,000	N/A	236,000	14,750	333 South Grand Avenue, 28th Floor		3,540
	333 South Grand Avenue, 28th Floor					Los Angeles, CA 90071
	Los Angeles, CA 90071					Fax: (213) 830-6290

Trust for the Defined Benefit Plan of ICI American Holdings Inc.	c/o Oaktree Capital Management L.P.	55,000	660	44,000	2,750	333 South Grand Avenue, 28th Floor		N/A
	333 South Grand Avenue, 28th Floor					Los Angeles, CA 90071
	Los Angeles, CA 90071					Fax: (213) 830-6290

Vanguard Convertible Securities Fund Inc.	c/o Oaktree Capital Management L.P.	3,460,000	41,520	2,768,000	173,000	333 South Grand Avenue, 28th Floor		N/A
	333 South Grand Avenue, 28th Floor					Los Angeles, CA 90071
	Los Angeles, CA 90071					Fax: (213) 830-6290

			Aggregate	Aggregate
			Number of	Principal				Aggregate
		Existing	Exchanged	Amount of	Cash	Legal Representative’s		Number of
	Address and Facsimile	Debenture	Common	Exchanged	Consideration	Address and Facsimile	Investor Broker Account	Exchanged
Investor	Number	Amount	Shares	Debenture	Amount	Number	Information	Warrants
BNP Paribas	BNP Paribas Arbitrage SNC	5,000,000	N/A	4,000,000	250,000	787 Seventh Avenue		60,000
	8 rue de SOFIA					8th Floor
	75018 Paris					New York, NY 10019
	France					Attn: Nick Gao
Fax: (610) 491-1889
Royal Bank of Canada	3 World Financial Center	4,000,000	N/A	3,200,000	200,000	RBC Capital Markets		48,000
	200 Vesey Street					Peter Von Maur
	New York, NY 10281					One Liberty Plaza —
165 Broadway - 5th Flr
New York, NY 10006
Fax: 212-858-7316
Kurt Cellar and Margaret Loizou Cellar		500,000	6,000	400,000	25,000	N/A		N/A

Long Ball Partners, LLC	2000 Avenue of the Stars	500,000	6,000	400,000	25,000	Todd Wiench		N/A
	9th Floor South					Sr VP & General Counsel
	Los Angeles, CA 90067					2000 Avenue of the Stars
	Fax: 310-777-3099					9th Floor South
Los Angeles, CA 90067
Fax: 310-777-3099

Exhibit B
Form of Warrant

Exhibit C
Indenture

Exhibit D
Pledge Agreement

Exhibit E
Guaranty

Exhibit F
Intercreditor Agreement

Exhibit G
Mortgage

Exhibit H
Assignment of Earnings

Exhibit I
Assignment of Insurances

Exhibit J
DTC Instructions

Exhibit K-1
V&E Opinion

Exhibit K-2
General Counsel Opinion

Exhibit K-3
Royston, Rayzor, Vickery & Williams Opinion

Exhibit K-4
Alick Lawrence Chambers Opinion

Exhibit L
Assistant Secretary’s Certificate

Exhibit M
Officer’s Certificate

Schedule I
Description of Collateral
1.	Each of the following Mortgaged Vessels solely owned by Trico Marine Assets, Inc.:
•	United States flag vessel Trico Moon, Official Number 1215615;

•	United States flag vessel Trico Mystic, Official Number 1212011;

•	Commonwealth of Dominica flag vessel Elm River, Official Number 50206;

•	Commonwealth of Dominica flag vessel Kings River, Official Number 50259; and

•	Commonwealth of Dominica flag vessel Big Blue River, Official Number 50322.
2.	Insurance Collateral (as defined in the Assignments of Insurances) for each of the Mortgaged Vessels.

3.	Earnings Collateral (as defined in the Assignments of Earnings) for each of the Mortgaged Vessels.

4.	The Trico Supply Intercompany Loan Documentation (as defined in the Pledge Agreement).

5.	The issued and outstanding equity interests in (i) Trico Marine Assets, Inc. and Trico Marine Operators, Inc. and (ii) any other Domestic Subsidiary (as defined in the Pledge Agreement) at any time owned, directly or indirectly, by the Issuer which owns, directly or indirectly, interests in Trico Marine Assets, Inc. or Trico Marine Operators, Inc.

     Schedule II
144 Non-Affiliate Seller’s Representation Letter

Schedule III
Required Insurance

Schedule IV
Approved Classification Societies

Annex A
Qualified Institutional Buyer Status